SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 30, 2003


                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


         Pennsylvania                   1-5084                 23-1145880
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(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
Incorporation or Organization)       File Number)          Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania               19129
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5. Other Events
--------------------

      On July 30, 2003, the Board of Directors declared a regular cash dividend of $0.05 per share, adopted a shareholder rights plan and adopted a stock repurchase program. Copies of the press release regarding these matters and the rights agreement are attached to this Report as exhibits and are incorporated herein by reference.

      In connection with the adoption of the shareholder rights agreement the Board declared a dividend distribution of one (1) right for each outstanding share of common stock. A description of the rights is set forth in "Exhibit B - Summary of Rights to Purchase Common Stock to the Rights Agreement."



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a) Not applicable


(b) Not applicable


(c) The following exhibit is filed herewith:


      Exhibit 4.1 Rights Agreement Dated July 30, 2003 between the Registrant and American Stock Transfer and Trust Company


      Exhibit 99.1      Press Release dated July 30, 2003

      Exhibit 99.2      Press Release dated July 31, 2003



Item 9.  Other Events and Required FD Disclosure
------------------------------------------------

         The press release attached hereto as Exhibit 99.2 relating to the Registrant's earnings for the fiscal quarter ended June 28, 2003 was issued on July 31, 2003, is incorporated herein by reference, is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is included under Item 9 in accordance with SEC Release Nos.33-8216 and 34-47583. Such information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TASTY BAKING COMPANY
                                      ----------------------------------
                                      (Registrant)


 Date:  July 31, 2003                 /S/ David S. Marberger
                                      ----------------------------------
                                      David S. Marberger
                                      Senior Vice President and Chief Financial
                                      Officer



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                                  EXHIBIT INDEX


  Exhibit No.                    Description
  -----------                    -----------

  Exhibit 4.1 Rights Agreement Dated July 30, 2003 between the Registrant and American Stock Transfer and Trust Company

  Exhibit 99.1          Press Release dated July 30, 2003

  Exhibit 99.2          Press Release dated July 31, 2003







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